Income Taxes (Details) - USD ($)	12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2019
Income Taxes (Details) [Line Items]
Effective tax rate	0.00%	0.00%	0.00%
Federal statutory income tax rate	21.00%	21.00%	21.00%
State	5.60%	5.60%	5.60%
Deferred tax asset allowance, percentage	(26.60%)	(26.60%)	(26.60%)
Deferred tax assets	$ 279,000	$ 134,000
Increased decreased in valuation allowance	$ 373,784	134,515
Business Combination [Member]
Income Taxes (Details) [Line Items]
Business combination, description	As of June 30, 2021 and 2020, Color China and Modern Pleasure’s net operating loss carry forward for the Hong Kong income taxes was approximately $0.6 million and $800, receptively. The net operating loss carry forwards are available to reduce future years’ taxable income for unlimited years. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history and continued losses in Hong Kong. If the Company is unable to generate taxable income in its Hong Kong operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of approximately $95,000 and $137 related to its Hong Kong operations as of June 30, 2021 and 2020, respectively.
Maximum [Member]
Income Taxes (Details) [Line Items]
Increased decreased in valuation allowance		239,269	$ 84,259
Minimum [Member]
Income Taxes (Details) [Line Items]
Increased decreased in valuation allowance		134,515	$ 50,256
CACM and Baytao [Member]
Income Taxes (Details) [Line Items]
Effective tax rate	21.00%
Federal statutory income tax rate	7.10%
State	26.60%
Net operating loss carryforward	$ 900,000	$ 500,000
Deferred tax asset allowance, percentage	100.00%
Hong Kong [Member]
Income Taxes (Details) [Line Items]
Federal statutory income tax rate	16.50%